UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 24, 2008

NNN 2003 Value Fund, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(877) 888-7348

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K, is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Senior Loan

On June 24, 2008, we and NNN VF 901 Civic, LLC, our subsidiary, entered into a Modification of Loan Documents, or Senior Loan Modification, with NNN 901 Civic, LLC, an entity also managed by our manager, Grubb & Ellis Realty Investors, LLC, and LaSalle Bank National Association, or Lender, in connection with a mortgage loan on 901 Civic Center located in Santa Ana, California, or the 901 Civic Center property, evidenced by a promissory note in the amount of $10,000,000 in favor of Lender, dated May 12, 2006, with a maturity date of May 12, 2008, or the Promissory Note, and secured by a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated May 12, 2006, or the Deed.

The material terms of the Senior Loan Modification, effective as of May 12, 2008, modify the Promissory Note, Deed and related loan documents, to provide: (i) an extension of the maturity date of the Promissory Note to May 12, 2009 with no right to extend beyond May 12, 2009; (ii) a reduced principal loan amount of $8,382,000; (iii) principal payments to be made sufficient to reduce the outstanding principal balance of the loan to an amount resulting in a Combined Debt Service Ratio of 1.0 to 1.0, as defined in the Senior Loan Modification, requiring an immediate principal payment of $1,319,000; (iv) principal payments commencing on June 1, 2008 and on the first day of each of the subsequent five months thereafter, in the amount of $149,000 each; (v) a revised definition of the term "Combined Debt Service Coverage Ratio," or CDSCR, requiring a CDSCR of (a) 1.0 to 1.0 for any calendar quarter ending on March 31, June 30, September 30 and December 31 for the period from June 1, 2008 through August 12, 2008; and (b) a CDSCR of 1.10 to 1.0 for any calendar quarter ending on March 31, June 30, September 30 and December 31 for the period from August 13, 2008 through May 12, 2009; (vi) customary representations and warranties; (vii) reaffirmation of guaranty; and (viii) a payment of an extension fee in the amount of $21,000 plus all out-of-pocket costs and expenses incurred by Lender in connection with the Senior Loan Modification. The Senior Loan Modification, Promissory Note and Deed, are also secured by an Amended and Restated Guaranty of Payment dated June 24, 2008, or the Senior Guaranty, by which we unconditionally and irrevocably guarantee full and prompt payment of the principal sum of the Promissory Note in accordance with its terms when due and any and all sums owing under any swap agreements entered into.

Mezzanine Loan

On June 24, 2008, we and NNN VF 901 Civic, LLC, our subsidiary, also entered into a Modification of Loan Documents, or Mezzanine Loan Modification, with NNN 901 Civic, LLC, an entity also managed by our manager, Grubb & Ellis Realty Investors, LLC, and LaSalle Bank National Association, or Lender, in connection with a mezzanine loan on the 901 Civic Center property, evidenced by a promissory note in the amount of $1,500,000 in favor of Lender, dated May 12, 2006, with a maturity date of May 12, 2008, or the Mezzanine Promissory Note, and secured by a Junior Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated May 12, 2006, or the Junior Deed.

The material terms of the Mezzanine Loan Modification, effective as of May 12, 2008, modify the Mezzanine Promissory Note, Junior Deed and related loan documents to provide: (i) an extension of the maturity date of the Mezzanine Promissory Note to May 12, 2009 with no right to extend beyond May 12, 2009; (ii) a reduced principal loan amount of $1,455,000; (iii) a revised definition of the term "Combined Debt Service Coverage Ratio," or CDSCR, requiring a CDSCR of (a) 1.0 to 1.0 for any calendar quarter ending on March 31, June 30, September 30 and December 31 for the period from June 1, 2008 through August 12, 2008; and (b) a CDSCR of 1.10 to 1.0 for any calendar quarter ending on March 31, June 30, September 30 and December 31 for the period from August 13, 2008 through May 12, 2009; (iv) customary representations and warranties; (v) reaffirmation of guaranty; and (vi) a payment of an extension fee in the amount of $4,000 plus all out-of-pocket costs and expenses incurred by Lender in connection with the Mezzanine Loan Modification. The Mezzanine Loan Modification, Mezzanine Promissory Note and Junior Deed, are also secured by an Amended and Restated Guaranty of Payment dated June 24, 2008, or the Mezzanine Guaranty, by which we unconditionally and irrevocably guarantee full and prompt payment of the principal sum of the Mezzanine Promissory Note in accordance with its terms when due and any and all sums owing under any swap agreements entered into.

Interest Rate Swap

NNN VF 901 Civic, LLC and NNN 901 Civic, LLC previously entered into an ISDA Master Agreement and interest rate swap confirmation with Lender on May 12, 2006, in connection with the Senior Promissory Note and Mezzanine Promissory Note, as defined above, on the 901 Civic Center Property. In connection with the Senior Loan Modification and Mezzanine Loan Modification, NNN VF 901 Civic and NNN 901 Civic, LLC entered into an ISDA interest rate swap confirmation letter agreement, or the Swap Confirmation, with Lender, for (i) a notional amount of $9,837,000; (ii) a trade date and effective date of June 18, 2008; (iii) a termination date of May 12, 2009; and (iv) a fixed rate payer payment date of: the first of each month, commencing on July 1, 2008 and ending on the termination date. Pursuant to the terms of the Swap Confirmation, the Senior Promissory Note and Mezzanine Promissory Note bear interest at a fixed interest rate of 3.33 percent.

The material terms of the Senior Loan Modification, Senior Guaranty, Mezzanine Loan Modification, Mezzanine Guaranty and Swap Confirmation discussed above, are qualified in their entirety by the terms of the Senior Loan Modification, Senior Guaranty, Mezzanine Loan Modification, Mezzanine Guaranty and Swap Confirmation attached hereto as Exhibits 10.1 through 10.5 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Modification of Loan Documents dated June 24, 2008, effective as of May 12, 2008, by and among NNN VF 901 Civic, LLC, NNN 901 Civic, LLC, NNN 2003 Value Fund, LLC and LaSalle Bank National Association (Senior Loan Modification)

10.2 Amended and Restated Guaranty of Payment dated June 24, 2008 executed by NNN 2003 Value Fund, LLC to and for the benefit of LaSalle Bank National Association (Senior Guaranty)

10.3 Modification of Loan Documents dated June 24, 2008, effective as of May 12, 2008, by and among NNN VF 901 Civic, LLC, NNN 901 Civic, LLC, NNN 2003 Value Fund, LLC and LaSalle Bank National Association (Mezzanine Loan Modification)

10.4 Amended and Restated Guaranty of Payment dated June 24, 2008 executed by NNN 2003 Value Fund, LLC to and for the benefit of LaSalle Bank National Association (Mezzanine Guaranty)

10.5 ISDA Interest Rate Swap Confirmation Letter Agreement by and between NNN VF 901 Civic, NNN 901 Civic, LLC and LaSalle Bank National Association

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC

June 30, 2008	By:	/s/ Kent W. Peters

Name: Kent W. Peters
Title: Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Modification of Loan Documents dated June 24, 2008, effective as of May 12, 2008, by and among NNN VF 901 Civic, LLC, NNN 901 Civic, LLC, NNN 2003 Value Fund, LLC and LaSalle Bank National Association (Senior Loan Modification)
10.2	Amended and Restated Guaranty of Payment dated June 24, 2008 executed by NNN 2003 Value Fund, LLC to and for the benefit of LaSalle Bank National Association (Senior Guaranty)
10.3	Modification of Loan Documents dated June 24, 2008, effective as of May 12, 2008, by and among NNN VF 901 Civic, LLC, NNN 901 Civic, LLC, NNN 2003 Value Fund, LLC and LaSalle Bank National Association (Mezzanine Loan Modification)
10.4	Amended and Restated Guaranty of Payment dated June 24, 2008 executed by NNN 2003 Value Fund, LLC to and for the benefit of LaSalle Bank National Association (Mezzanine Guaranty)
10.5	ISDA Interest Rate Swap Confirmation Letter Agreement by and between NNN VF 901 Civic, NNN 901 Civic, LLC and LaSalle Bank National Association